Execution Copy
                                                                  --------------

                       RESTRICTED STOCK PURCHASE AGREEMENT

         THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") has been executed and delivered effective as of December 7, 1998, by and among Accom, Inc., a Delaware corporation (the "Company"), David A. Lahar, an individual residing in California (the "Purchaser"), and EOS Capital Profit Sharing Plan (the "Plan," and together with the Purchaser, the "Holders," and each a "Holder"), for the purpose of sale by the Company to the Purchaser of 100,000 shares (the "Shares") of the Company's Common Stock (the "Common Stock") on the terms and conditions in this Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements of the Company and the Purchaser, and intending to be legally bound, the Company and the Purchaser agree as follows:

1.       Purchase and Sale of the Shares

         Concurrently with execution of this Agreement, the Purchaser will purchase, by delivery of a promissory note issued by the Purchaser in favor of the Company and dated as of even date herewith in the form attached hereto as Exhibit A (the "Promissory Note"), and the Company will sell, by delivery of an appropriate stock certificate to the Purchaser, the Shares at a purchase price of $0.65 per Share for the aggregate consideration of sixty five thousand dollars ($65,000). The closing of the purchase of the Shares shall take place at the offices of Gibson, Dunn & Crutcher LLP at 1530 Page Mill Road, Palo Alto, CA 94304, or at such other place as may be agreed upon by the parties.

2.       Right of Repurchase - Cessation of Association

         2.1 The Repurchase Option. In the event that the Purchaser voluntarily or involuntarily ceases to be a director of the Company, the Company shall have the option under this Section 2 (the "Repurchase Option"), but not the obligation, to repurchase all, but not a portion of, the Shares then subject to the Repurchase Option purchased by the Purchaser pursuant to this Agreement from the Purchaser, or from the Purchaser's estate or personal representative, and from each transferee to whom the Purchaser has transferred any of the Shares (the "Transferees"), as the case may be.

         2.2 Exercise of the Repurchase Option. The Company shall exercise the Repurchase Option by giving to the Purchaser, or to the Purchaser's estate or personal representative, and to any Transferees of whom the Company has previously received written notice, written notice of the Company's intention to exercise the Repurchase Option (the "Notice of Repurchase") before the Repurchase Option lapses in accordance with Section 2.5 of this Agreement, and in such Notice agreeing to tender to the Purchaser, or to the Purchaser's estate or personal representative, and to any Transferees, as the case may be, the
amount   specified  in  Section  2.3,   against  delivery
of the certificates representing the Shares to be repurchased, duly endorsed, free and clear of any and all liens, charges or encumbrances. In exercising the Repurchase Option, the Company may also designate one or more nominees to purchase some or all of the Shares instead of purchasing all of them itself, provided that the Shares to be purchased by the Company and by such nominees shall in any event constitute all of the Shares that could then be purchased from the Purchaser, or the Purchaser's estate or personal representative, and from any Transferees, as the case may be.

         2.3 Repurchase Option Price. The purchase price for the Shares upon exercise of the Repurchase Option shall be $0.65 for each Share repurchased pursuant to this Section 2 (in the aggregate referred to in this Section 2 as the "Purchase Price").

         2.4 Option Exercise; Closing. The closing with respect to exercise of the Repurchase Option shall occur not more than 30 days after the date on which the Notice of Repurchase is given, on such date and time and at such location as shall be specified by the Company, and in the absence of the specification of another site, at the Company's principal offices. At such closing, (a) the Company shall deliver to the Purchaser, or to the Purchaser's estate or personal representative, and to any Transferees, as the case may be, a check in the amount of the Purchase Price, or the Company may, in its sole discretion, cancel or forgive indebtedness of such party in the amount of the Purchase Price; and
(b) the Purchaser, or the Purchaser's estate or personal representative, and any Transferees, as the case may be, shall deliver to the Company the certificates representing the Shares, duly endorsed, free and clear of any and all liens, charges or encumbrances.

         2.5 Lapse of Repurchase Option. Notwithstanding any other provision of this Section 2, certain of the Shares shall cease to be subject to the Repurchase Option as follows:

         (a) On the first anniversary of this Agreement, one-third (1/3) of the Shares, or 33,333 shares, shall cease to be subject to the Repurchase Option; and

         (b) On the first day of each month following the first anniversary, one thirty-sixth (1/36) of the original number of Shares, or 2,778 shares, shall cease to be subject to the Repurchase Option (except that on the day of the third anniversary 2,773 shares shall cease to be subject to the Repurchase Option); such that on the third anniversary of this Agreement, all of the Shares shall be free of the Repurchase Option provided in this Section 2, except those Shares as to which the Repurchase Option has been exercised by the Company prior to such third anniversary. Those shares which cease to be subject to the Repurchase Option are referred to herein as the "Vested Shares."

         2.6 Termination of Repurchase Option. In the event that there is a Change in Control (as defined below) of the Company, all of the Shares held subject to a Repurchase Option shall immediately upon such Change in Control become Vested Shares and shall cease to be subject to the Repurchase Option. For this Agreement, a "Change of Control" includes the sale or other disposition of substantially all of the assets of the Company, any reorganization, consolidation, or merger of the Company where the Company is not the surviving corporation and where the Company's securities outstanding immediately before the transaction represent less than 50% of the beneficial ownership of the new entity immediately after the transaction, or a change in a majority of the members of the Board of Directors of the Company (the "Board") which is not voted upon by the current members of the Board.

         2.7 Section 83 Stock. The Purchaser acknowledges that such Purchaser has been advised that the Repurchase Option contained in this Section 2 will cause the purchase of the Shares to fall within the provisions of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), which provides for the recognition of ordinary income (as distinguished from capital gain) by the purchaser of Shares based on the difference between the purchase price of the Shares and their fair market value at the time restrictions with respect to the Shares (for example, the "Repurchase Option") "lapse", regardless whether the Shares are then (or could be then) sold. However, Section 83 of the Code permits the filing of an election within 30 days after the Purchaser's purchase of the Shares pursuant to this Agreement, whereby the Purchaser may elect to be taxed on the difference, if any, between the purchase price of the Shares and their fair market value at the time of purchase, with the result that if such election is validly made, future gain, if any, realized upon disposition of the Shares would in general be treated as capital gain. Purchaser acknowledges receipt from the Company of a copy of Sections 83(a) and (b) of the Code and a portion of the IRS Regulations thereunder, to which the foregoing discussion is subject. The Purchaser should consult with his tax adviser concerning whether to make such election and its consequences. In the event of any IRS audit or investigation of the Purchaser or the transactions contemplated by this Agreement, the Purchaser shall not seek reimbursement or indemnification from the Company for any assessment or penalty resulting from an IRS determination that the purchase price of the Shares is lower than the fair market value thereof as of the date of issuance.

3.       Effect of Tender of Purchase Price

         Notwithstanding the failure of the holder of any Certificates evidencing all or any portion of the Shares subject to repurchase under Section 2 to deliver the same to the Company, upon tender by the Company of the purchase price for any such Shares in accordance with the terms of this Agreement, such Shares and the Certificates representing same shall forthwith and without further action be deemed to have been transferred to the Company and no longer to be outstanding for any purpose, except receipt of the price payable by the Company, without interest, upon proper tender of the Certificates to the Company in accordance with this Agreement.

4.       Restrictions on Transfer

         Except as otherwise may be permitted by this Agreement, no Holder shall dispose of or otherwise alienate any of, or any interest in, the Shares that at any time would be subject to repurchase by the Company under Section 2 of this Agreement, and any attempt to effect any such transaction shall be null and void ab initio and of no force and effect.

5.       Investment Representations of the Purchaser

         The Purchaser represents to the Company and agrees with the Company as follows:

         5.1 The Purchaser is acquiring the Shares for private personal investment for his own account and not for the account of any other person, and has no present intention of reselling the Shares to others. None of the Shares or any interest therein will be sold, transferred or otherwise disposed of (except for the original issuance in the name of the Plan in accordance with Section 6 of this Agreement and except for sale to the Company) unless registered under the Securities Act of 1933, or similar successor law ("the Act"), and applicable securities or "blue sky laws" of any state ("State Securities Laws") or unless subject to exemptions from the Act and State Securities Laws.

         5.2 Accordingly, to implement the Purchaser's representations and agreements, the Purchaser agrees to authorize the Company to place substantially the following legends, and any legend required by applicable State Securities Laws, on each Certificate issued to the Purchaser to evidence the Shares, and to place a stop order against further transfer of the Shares except in compliance with the Act and applicable State Securities Laws.

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED AND TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF UNLESS SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE."

         "RESTRICTIONS ON THE OWNERSHIP RIGHTS OF THE STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN IMPOSED PURSUANT TO A RESTRICTED STOCK PURCHASE AGREEMENT DATED DECEMBER 7, 1998. A COPY OF THE RESTRICTED STOCK PURCHASE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTER OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH COPY."

6.       Share Issuance.

         The Shares shall be issued in the name of the Plan. The Plan agrees that the Shares shall remain subject to repurchase by the Company under Section 2 of this Agreement.

7.       General Provisions

         7.1 Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         7.2 Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

         7.3 Modification. This Agreement may be modified, amended or waived only by a writing executed by the Company and the Purchaser.

         7.4 Waivers. Any party to this Agreement may waive any right, provided that such waiver will not be effective against the waiving party unless it is in writing and signed by the waiving party. No waiver will be deemed to be a waiver of any same, similar, or dissimilar matter.

         7.5 Notice. All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy (as indicated by a telecopy confirmation and if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

                          If to Buyer:           Accom, Inc.
                                                 1490 O'Brien Drive
                                                 Menlo Park, CA 94025
                                                 Attn: President
                                                 Fax: 650-327-2511

                          With copies to:        Gibson, Dunn & Crutcher LLP
                                                 1530 Page Mill Road
                                                 Palo Alto, CA 94304
                                                 Attn: Gregory T. Davidson
                                                 Fax: 650-849-5333

                          If to Purchaser:       David A. Lahar
                                                 c/o EOS Capital, Inc.
                                                 2101 Bush Street
                                                 San Francisco, CA  94115
                                                 Fax:  (415) 292-7184

                          If to the Plan:        EOS Capital Profit Sharing Plan
                                                 2101 Bush Street
                                                 San Francisco, CA  94115
                                                 Fax:  (415) 292-7184

         7.6 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and upon any transferee of Shares, and upon their respective successors, assigns, executors, administrators and legal representatives. This Agreement may not be assigned by any Purchaser without the express written consent of the Company.

         7.7 Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

         7.8 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but both counterparts shall together constitute but one and the same instrument.

         7.9 Attorneys' Fees. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                           ACCOM, INC.



                                           By: /S/ JUNAID SHEIKH
                                              ----------------------------------
                                           Name:   Junaid Sheikh
                                                --------------------------------
                                           Title: Chief Executive Officer
                                                 -------------------------------

                                           DAVID A. LAHAR

                                            /S/ DAVID A. LAHAR
                                           -------------------------------------


                                           EOS CAPITAL PROFIT SHARING PLAN


                                           By: /S/ DAVID A. LAHAR
                                              ----------------------------------

                                           Name: David A. Lahar
                                                --------------------------------
                                           Title: Trustee
                                                 -------------------------------

                                                                  Execution Copy
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                          NON-RECOURSE PROMISSORY NOTE

$65,000                                                         December 7, 1998

         FOR VALUE RECEIVED, David A. Lahar ("Maker"), promises to pay to Accom, Inc., a Delaware corporation ("Payee"), in lawful money of the United States of America, the principal sum of Sixty-Five Thousand ($65,000) together with interest in arrears on the unpaid principal balance at a variable annual rate equal to the prime rate of Comerica Bank which rate shall be established and adjusted as necessary at the beginning of each calendar quarter during the term of this Note. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1.       PAYMENTS.

         1.1 Principal and Interest. Subject to Section 1.3, the principal amount of this Note then outstanding shall be due and payable three years from the date of execution of this Note. Accrued, unpaid interest on the unpaid principal balance of this Note shall be due and payable together with the payment of principal as described above.

         1.2 Manner of Payment. All payments of principal and interest on this Note shall be made by wire transfer to such accounts as specified by Payee, promptly upon request of Maker, or by check at 1490 O'Brien Drive, Menlo Park, CA 94025, or at such other place in the United States of America as Payee shall designate to Maker in writing. If any payment of principal or interest on this
Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of California.

         1.3 Optional Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

2.       DEFAULTS.

         2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

         (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for five (5) Business Days after Payee notifies Maker thereof writing.

         (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; or (iv) make an assignment for the benefit of its creditors.

         (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         (d) Upon the death of the Maker.

         2.2 Remedies. Subject to Section 2.3, upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and
(ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable attorneys' fees incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note.

         2.3 Non-Recourse Limitation on Remedies. Notwithstanding anything to the contrary contained in this Note, Payee's recovery against Maker under this Note upon an Event of Default shall be limited solely to the shares of common stock of Payee purchased by Maker in the Restricted Stock Purchase Agreement dated as of even date herewith between Maker, Payee and EOS Capital Profit Sharing Plan. Maker shall not be liable or have any personal liability in any other respect for the payment of any amount due under this Note.

3.       MISCELLANEOUS.

         3.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.

         3.2 Notices. All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy (as indicated by a telecopy confirmation and if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees pursuant to the terms of Section 7.5 of the Restricted Stock Purchase Agreement.

         3.3 Severability. Any provision of this Note which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Note invalid, illegal or unenforceable in any other jurisdiction.

         3.4 Governing Law. This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         3.5 Parties In Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Maker or Payee without the express prior written consent of Maker, except by operation of law or in connection with the sale of all or substantially all of the stock or assets of Maker or Payee (as applicable).

         3.6 Section Headings, Construction. The headings of each Section, subsection or other subdivision of this Note are for reference only and shall not limit or control the meaning thereof. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         3.7 No Usury. It is the intent of the parties that the rate of interest and other charges to the Maker shall be lawful. If for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which the Payee may lawfully charge the Maker, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Maker.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.


                                             /S/ DAVID A. LAHAR
                                           -------------------------------------
                                                      David A. Lahar